                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: September 5, 2001
                          ----------------------------
                        (Date of earliest event reported)


              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-C OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-58164                33-4836519
           --------                   ---------                ----------

 (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                           ---------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7333



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ITEM 5. OTHER EVENTS

                  On September 20, 2001, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of August 1, 2001 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On September 20, 2001, the Toyota Auto Receivables 2001-C Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of August 1, 2001, as amended and restated by the Amended and Restated Trust Agreement dated as of August 1, 2001 (collectively, the "Trust Agreement"), by and between TAFR LLC, as depositor, U.S. Bank Trust National Association, as Owner Trustee and U.S. Bank Trust National Association as Delaware Co-trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of August 1, 2001 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on September 20, 2001, the Trust caused the issuance, pursuant to an Indenture dated as of August 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of September 20, 2001, of $1,072,500,000.00, were sold to Deutsche Bank Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 5, 2001, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-58164).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement.

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EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.            DESCRIPTION
         -----------            -----------
         Exhibit 1.1            Underwriting Agreement dated as of September 5, 2001,
                                between TAFR LLC, TMCC and Deutsche Banc Alex. Brown Inc.
                                and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on
                                behalf of themselves and as representatives of the several
                                Underwriters.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         TOYOTA AUTO FINANCE RECEIVABLES LLC


                                         By: /s/ LLOYD MISTELE
                                             -----------------------------------
                                             Name:  Lloyd Mistele
                                             Title: President

September 20, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

         EXHIBIT NO.            DESCRIPTION
         -----------            -----------
         Exhibit 1.1            Underwriting Agreement dated as of September 5, 2001,
                                between TAFR LLC, TMCC and Deutsche Banc Alex. Brown Inc.
                                and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on
                                behalf of themselves and as representatives of the several
                                Underwriters.